April 25, 1997
                                 The Emerging Markets
                                 Income Fund Inc

Dear Shareholders:

We are pleased to provide you with this semi-annual report for The Emerging Markets Income Fund Inc (the "Fund"). Included are market commentary, a statement of the Fund's investments as of February 28, 1997, and financial statements for the six months ended February 28, 1997.

The net asset value of the Fund increased from $18.04 per share on August 31, 1996 to $20.32 per share on February 28, 1997. Dividends of $1.3625 per share from net investment income, $0.93 per share from realized net short-term capital gains and $0.125 per share from realized net long-term capital gains were declared during the period. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the six months ended February 28, 1997 was 27.37%. In comparison, the Salomon Brothers Brady Bond Index returned 19.59% during the same period.

Throughout the last six months, the Fund continued to provide investors with stable current income through its broad exposure to government sponsored debt instruments issued in emerging market economies. Investments in securities of emerging market issuers, including obligations of sovereign governments and companies, totaled approximately 95% of the Fund's total investments at February 28, 1997. The remainder of the Fund's assets was invested primarily in short-term investments.

Emerging Markets Review
The continued strong performance of the emerging markets debt market has been driven by positive economic and political developments in a number of key countries. The combination of favorable market conditions and attractive yields have encouraged institutional investors to increase their allocations to emerging markets debt.

The outlook for economic growth in emerging markets is especially strong in Latin America. The major economies of the region are experiencing the benefits of reform measures that have been enacted over the past few years. GDP annual growth rates are expected to accelerate into the 4% to 6% range over the next two years. This level of economic growth should provide the opportunity for these countries to make progress in reducing unemployment. In addition, inflation rates in the major Latin American countries are trending lower.

The recent renewed commitment on the part of the Russian government to reform has been well received by the market. This important emerging economy is concluding a large debt restructuring and is addressing the tax collection problem which has hampered economic growth over the past few years.

                                                                        Page 1

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Annual Shareholders Meeting
The Fund held its annual shareholders meeting on December 12, 1996. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

1. Election of Directors

         Nominees                   Votes For              Votes Against
         ----------                 ---------              ------------
         Michael S. Hyland          3,087,160                 50,894
         Leslie H. Gelb             3,084,264                 53,790

2.Ratification of Price Waterhouse LLP as the Independent Accountants of the
Fund

     Votes For       Votes Against       Votes Abstained        Unvoted
     ---------       -------------       ---------------        -------
     3,081,173          32,782               22,098               2,001

On February 14, 1997, Oppenheimer Group, Inc., the ultimate parent company of Advantage Advisers, Inc., the Fund's investment adviser, entered into an agreement to sell the stock of the investment adviser to PIMCO Advisors, L.P. and its affiliates. On April 1, 1997, the Board of Directors of the Fund approved, subject to the vote of the Fund's shareholders, a new investment advisory agreement for the Fund with the investment adviser. The agreement is substantially identical to the existing agreement and would take effect upon shareholder approval and the closing of the proposed acquisition of the investment adviser. The closing of the acquisition is also subject to certain additional closing conditions.

We thank you for your ongoing interest and confidence in the Fund. In our continuing effort to provide timely and relevant information to our shareholders, a recorded Fund update is available 24 hours a day by calling 1-800-421-4777. This line provides current information relating to the Fund including portfolio manager outlooks and market commentary, as well as price information. Should you require specific information regarding the Emerging Markets Income Fund stock account, or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449. If you are calling from within New York City, please call 1-718-921-8200.


                                Cordially,

       Michael S. Hyland                         Alan H. Rappaport
       Chairman of the Board                     President

Page 2

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments February 28, 1997 (unaudited)

BONDS -- 103.5%
---------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                                                  VALUE
    000'S(a)                                                                               (NOTE 2a)
---------------------------------------------------------------------------------------------------------
               ARGENTINA - 6.3%
 Peso   500    Republic of Argentina, Global Bond, 11.75%, 2/12/07##................      $  527,610
      2,500    Republic of Argentina, Global Bond, 11%, 10/09/06(c).................       2,650,000
      2,000    Republic of Argentina, Par Bond, Series L, 5.25%, 3/31/23*(c)........       1,332,500
                                                                                          ----------
               TOTAL ARGENTINA......................................................       4,510,110
                                                                                          ----------

               BRAZIL - 23.8%
     14,953+   Federal Republic of Brazil, Capitalization (C) Bond, 8%, 4/15/14(b)..      11,841,300
      1,000    Federal Republic of Brazil, Investment (Exit) Bond, 6%, 9/15/13(c)...         761,300
      2,000    Federal Republic of Brazil, NMB, Series L, 6.5625%, 4/15/09*(c)......       1,740,000
      4,000+   Federal Republic of Brazil, Par Bond, Series Z-L, 5%, 4/15/24*.......       2,622,500
                                                                                          ----------
               TOTAL BRAZIL.........................................................      16,965,100
                                                                                          ----------

               BULGARIA - 4.9%
        800+   Republic of Bulgaria, Discount Bond, Tranche A, 6.5625%, 7/28/24*....         501,500
      5,000+   Republic of Bulgaria, IAB, 6.5625%, 7/28/11*.........................       3,015,625
                                                                                          ----------
               TOTAL BULGARIA.......................................................       3,517,125
                                                                                          ----------

               COSTA RICA - 4.1%
      3,500+   Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10 ................       2,905,000
                                                                                          ----------

               ECUADOR - 14.7%
     16,865+   Republic of Ecuador, PDI Bond, 6.4375%, 2/27/15*(b)..................      10,498,520
                                                                                          ----------

               INDONESIA - 3.1%
      1,000+   APP International Finance Company B.V., 11.75%, 10/01/05.............       1,095,000
      1,000    Polysindo International Finance Company B.V., 11.375%, 6/15/06(c)....       1,085,000
                                                                                          ----------
               TOTAL INDONESIA......................................................       2,180,000
                                                                                          ----------

               MEXICO - 8.5%
      1,000+   Grupo Industrial Durango, 12%, 7/15/01 ..............................       1,092,500
      1,000+   United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                 (including 1,000,000 rights, expiring 6/30/03).....................         766,250
      5,500+   United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                 (including 5,500,000 rights, expiring 6/30/03).....................       4,214,375
                                                                                          ----------
               TOTAL MEXICO.........................................................       6,073,125
                                                                                          ----------

               PANAMA - 6.1%
      3,500    Republic of Panama, IRB, 3.5%, 7/17/14*(c)...........................       2,598,750
      2,034    Republic of Panama, PDI Bond, 6.5625%, 7/17/16*(b)...................       1,757,150
                                                                                          ----------
               TOTAL PANAMA.........................................................       4,355,900
                                                                                          ----------

                 See accompanying notes to financial statements.


                                                                                              Page 3

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments February 28, 1997 (continued) (unaudited)

BONDS (concluded)
--------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                                                  VALUE
    000'S(a)                                                                               (NOTE 2a)
--------------------------------------------------------------------------------------------------------

               PHILIPPINES - 2.5%
      1,735+   Republic of the Philippines, 8.75%, 10/07/16##.......................     $ 1,762,109
                                                                                         -----------

               POLAND - 4.4%
      3,750+   Republic of Poland, PDI Bond, 4%, 10/27/14*..........................       3,145,313
                                                                                          ----------

               RUSSIA - 7.0%
      7,000    Russia, IAN, 12/31/15(d).............................................       5,000,625
                                                                                          ----------

               SOUTH AFRICA - 0.8%
  ZAL 3,000+   Republic of South Africa Notes, 12%, 2/28/05.........................         580,962
                                                                                          ----------

               URUGUAY - 1.4%
      1,000+   Uruguay, DCB, Series B, 6.5%, 2/18/07*...............................         981,250
                                                                                          ----------

               VENEZUELA - 15.9%
      9,500    Republic of Venezuela, FLIRB, Series A, 6.625%, 3/31/07*.............       8,692,500
      2,500+   Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20
                 (including 12,500 warrants, expiring 3/31/20)......................       1,906,250
      1,000+   Republic of Venezuela, Par Bond, Series B, 6.75%, 3/31/20
                 (including 5,000 warrants, expiring 3/31/20).......................         762,500
                                                                                          ----------
               TOTAL VENEZUELA......................................................      11,361,250
                                                                                          ----------
               TOTAL BONDS (cost $62,870,436).......................................      73,836,389
                                                                                          ----------

LOAN PARTICIPATIONS++ -- 23.2%
-----------------------------------------------------------------------------------------------------
               The People's Democratic Republic of Algeria,
      2,000      Tranche A, 6.91%, 9/04/06* (Chase Manhattan).......................       1,640,000
      4,000      Tranche 3, 6.668%, 3/04/10* (Chase Manhattan)......................       2,855,000
               Republic of Ivory Coast,
      3,000      1/01/01# (Morgan Stanley Emerging Markets, Inc.)...................         960,000
               Government of Jamaica,
        500      Tranche A, 6.4375%, 10/15/00* (Chase Manhattan)....................         492,471
               Kingdom of Morocco,
     12,000+      Tranche A, 6.375%, 1/01/09*
                   (Morgan Guaranty Trust Company of New York)......................      10,582,500
                                                                                          ----------
               TOTAL LOAN PARTICIPATIONS
                 (cost $12,309,050).................................................      16,529,971
                                                                                          ----------
               TOTAL INVESTMENTS-- 126.7% (cost $75,179,486)........................      90,366,360
                                                                                          ----------

                 See accompanying notes to financial statements.

Page 4

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments February 28, 1997 (concluded) (unaudited)

REPURCHASE AGREEMENT -- 6.2%
--------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                                                  VALUE
    000'S(a)                                                                               (NOTE 2a)
--------------------------------------------------------------------------------------------------------
      4,414    Union Bank of Switzerland, 5.36%, cost $4,414,000, dated 2/28/97,
                 $4,415,972 due 3/03/97, (collateralized by $4,431,000 U.S. Treasury
                 Note, 5.875%, due 10/31/98, valued at $4,503,004)..................     $ 4,414,000
                                                                                         -----------
               LIABILITIES IN EXCESS OF OTHER ASSETS - (32.9)%......................     (23,429,731)
                                                                                         -----------
               NET ASSETS - 100.0% (equivalent to $20.32 per share on
                 3,512,134 Common Shares outstanding)...............................     $71,350,629
                                                                                         ===========

----------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (c) Securities valued at $9,297,550 as of February 28, 1997 were segregated to be available for the purchase of delayed delivery and "when and if issued" securities with a total cost of $8,741,250.
   (d) "When and if issued" security issued pursuant to Russia's Brady Plan debt restructuring. The Investment Adviser believes that this restructuring will be completed and finalized and that the related Brady Bonds will be issued. Accordingly, the Fund has marked-to-market its investment in this security at February 28, 1997.

     *Rate shown reflects current rate on instrument with variable rates or step coupon rates.
     +All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.
    ++Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.
     #Non-income producing. Security is currently in default.
    ##Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institutional investors.

   Abbreviations used in this statement:
   DCB      - Debt Conversion Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   IAB      - Interest Arrears Bond.
   IAN      - Interest Arrears Note.
   IRB      - Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   ZAL      - South African Rand.


                 See accompanying notes to financial statements.
                                                                                                 Page 5

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Assets and Liabilities February 28, 1997 (unaudited)

Assets
Investments, at value (cost-$75,179,486).............................................   $ 90,366,360
Repurchase agreement.................................................................      4,414,000
Cash.................................................................................             81
Receivable for securities sold.......................................................      9,956,077
Interest receivable..................................................................      1,663,630
Unamortized organization expenses....................................................         20,194
Prepaid expenses.....................................................................         14,641
                                                                                        ------------
      Total assets...................................................................    106,434,983
                                                                                        ------------

Liabilities
Loan payable (Note 5)................................................................     20,000,000
Payable for securities purchased.....................................................     14,467,969
Accrued interest expense on loan.....................................................        419,270
Accrued management fee (Note 3)......................................................         38,432
Accrued advisory fee (Note 3)........................................................         27,452
Other accrued expenses...............................................................        131,231
                                                                                        ------------
      Total liabilities..............................................................     35,084,354
                                                                                        ------------

Net Assets
Common Stock ($.001 par value, authorized
   100,000,000; 3,512,134 shares outstanding)........................................          3,512
Additional paid-in capital...........................................................     48,724,585
Undistributed net investment income..................................................      1,348,224
Accumulated net realized gain on investments.........................................      6,086,501
Net unrealized appreciation on investments and foreign currency translations.........     15,187,807
                                                                                        ------------
      Net assets.....................................................................   $ 71,350,629
                                                                                        ============
Net Asset Value Per Share ($71,350,629 / 3,512,134 shares)...........................         $20.32
                                                                                              ======

                 See accompanying notes to financial statements.
Page 6

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Operations For the Six Months Ended February 28, 1997 (unaudited)

Net Investment Income

Income
Interest (includes discount accretion of $1,521,362).................................     $ 5,075,550

Expenses
Interest on loan.......................................................      $661,327
Management fee.........................................................       238,979
Advisory fee...........................................................       170,700
Audit and tax services.................................................        39,820
Custodian..............................................................        32,399
Printing...............................................................        23,530
Directors' fees and expenses...........................................        20,815
Legal..................................................................        15,023
Amortization of organization expenses..................................        14,842
Transfer agent expenses................................................        13,937
Listing fees...........................................................         9,194
Other..................................................................        17,409       1,257,975
                                                                             --------      ----------
Net investment income................................................................       3,817,575
                                                                                           ----------


Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions
Net Realized Gain (Loss) on:
  Investments........................................................................        6,837,701
  Foreign currency transactions......................................................           (4,304)
                                                                                            ----------
                                                                                             6,833,397
                                                                                            ----------

Change in Net Unrealized Appreciation on:
    Investments......................................................................        5,838,143
    Translation of foreign currency contracts and other assets and liabilities
        denominated in foreign currencies............................................            2,833
                                                                                           -----------
                                                                                             5,840,976
                                                                                           -----------
Net realized gain and change in net unrealized appreciation..........................       12,674,373
                                                                                           -----------
Net Increase in Net Assets from Operations...........................................      $16,491,948
                                                                                           ===========

                 See accompanying notes to financial statements.

                                                                                                Page 7

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Changes in Net Assets

                                                                                 For the
                                                                             Six Months Ended         For the
                                                                             February 28, 1997      Year Ended
                                                                                (Unaudited)       August 31, 1996
-------------------------------------------------------------------------------------------------------------------

Operations
Net investment income.............................................               $ 3,817,575        $ 7,851,407
Net realized gain on investments and foreign currency transactions                 6,833,397          5,652,349
Change in net unrealized appreciation.............................                 5,840,976          8,752,792
                                                                                 -----------        -----------
Net increase in net assets from operations........................                16,491,948         22,256,548
                                                                                 -----------        -----------

Dividends and Distributions to Shareholders
From net investment income........................................                (4,785,283)        (5,795,021)
From net realized capital gains...................................                (3,705,302)          (105,364)
                                                                                 -----------        -----------
Total dividends and distributions to shareholders.................                (8,490,585)        (5,900,385)
                                                                                 -----------        -----------

Total increase in net assets......................................                 8,001,363         16,356,163

Net Assets
Beginning of period...............................................                63,349,266         46,993,103
                                                                                 -----------        -----------
End of period (includes undistributed net investment income of
    $1,348,224 and $2,315,932, respectively)......................               $71,350,629        $63,349,266
                                                                                 ===========        ===========

Statement of Cash Flows For the Six Months Ended February 28, 1997 (unaudited)

Cash Flows from Operating Activities:
Purchases of securities..............................................................               $(50,944,768)
Net sales of short-term investments..................................................                  1,287,000
Proceeds from sales of securities and principal paydowns.............................                 57,062,173
                                                                                                    ------------
                                                                                                       7,404,405
Net investment income................................................................                  3,817,575
Accretion of discount on investments.................................................                 (1,521,362)
Interest on payment-in-kind bonds....................................................                   (712,368)
Amortization of organization expenses................................................                     14,842
Net change in receivables/payables related to operations.............................                   (513,002)
                                                                                                    ------------
Net cash provided by operating activities............................................                  8,490,090
                                                                                                    ------------

Cash Flows from Financing Activities:
Dividends paid.......................................................................                 (8,490,585)
                                                                                                    ------------
Net cash used by financing activities................................................                 (8,490,585)
                                                                                                    ------------

Net decrease in cash.................................................................                       (495)
Cash at beginning of period..........................................................                        576
                                                                                                    ------------
Cash at end of period................................................................               $         81
                                                                                                    ============

                 See accompanying notes to financial statements.
Page 8

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (unaudited)


1.   Organization
     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (continued) (unaudited)

2.   Significant Accounting Policies (continued)

     However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Organization expenses. Organization expenses amounting to $150,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

     (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (g) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (h) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (continued) (unaudited)

2. Significant Accounting Policies (continued) on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended February 28, 1997, the Fund paid interest expense of $674,826.

3.   Management and Advisory Fees and Other Transactions

     The Fund has retained Salomon Brothers Asset Management Inc, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager and administrator (the "Manager") of the Fund subject to supervision by the Board of Directors of the Fund. The Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

     The Fund has also retained Advantage Advisers, Inc., a subsidiary of Oppenheimer, to act as investment adviser (the "Adviser") to the Fund and to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

     At February 28, 1997, Oppenheimer and the Manager own 3,658 and 5,562 shares of the Fund, respectively.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager or the Adviser.

     The Fund pays each Director not affiliated with the Manager or the Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4.   Portfolio Activity and Federal Income Tax Status

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended February 28, 1997 aggregated $63,255,862 and $62,044,390, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreements at February 28, 1997 was $79,610,140. Gross unrealized appreciation and depreciation amounted to $15,308,847 and $138,627, respectively, resulting in a net unrealized appreciation on investments of $15,170,220.

5.   Bank Loan

     The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 1% and the maturity date is May 6, 1997. The collateral for the loan was valued at $43,879,075 on February 28, 1997 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of at least 200%.

6. Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at February 28, 1997 was $16,529,971.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (concluded) (unaudited)

6.   Loan Participations/Assignments (continued)

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

7.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At February 28, 1997, the Fund has a concentration risk in sovereign debt of emerging market countries.

8.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of February 28, 1997, the Fund did not have any outstanding forward contracts.

9.   Events Subsequent to February 28, 1997

     On March 3, 1997, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income, payable on March 31, 1997 to shareholders of record March 18, 1997.

     On February 14, 1997, Oppenheimer Group, Inc., the ultimate parent company of the Investment Adviser, entered into an agreement to sell the stock of the Investment Adviser to PIMCO Advisors, L.P. and its affiliates. On April 1, 1997, the Board of Directors of the Fund approved, subject to the vote of the Fund's shareholders, a new investment advisory agreement for the Fund with the Investment Adviser. The agreement is substantially identical to the existing agreement and would take effect upon shareholder approval and the closing of the proposed acquisition of the Investment Adviser. The closing of the acquisition is also subject to certain additional closing conditions.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Financial Highlights

Selected data per share of common stock outstanding throughout the period:

                                                   Six Months
                                                      Ended         Year           Year          Year          Period
                                                  February 28,      Ended          Ended         Ended          Ended
                                                      1997       August 31,     August 31,    August 31,     August 31,
                                                   (Unaudited)      1996           1995          1994          1993(a)
-------------------------------------------------------------------------------------------------------------------------
Net investment income...................              $ 1.09        $ 2.24        $ 1.95         $ 1.37         $ 1.28
Net realized gain (loss) and change in
   unrealized appreciation (depreciation) on
   securities and foreign currency translations         3.61          4.10         (2.22)         (0.79)          3.88
                                                      ------        ------        ------         ------         ------
Total from investment operations........                4.70          6.34         (0.27)          0.58           5.16
                                                      ------        ------        ------         ------         ------
Dividends to shareholders from net
   investment income....................               (1.36)        (1.65)        (1.37)         (1.50)         (1.07)
Dividends to shareholders from net
   realized capital gains...............               (1.06)        (0.03)        (0.49)         (0.81)            --
Distributions in excess of net realized
   capital gains........................                  --            --         (0.72)            --             --
                                                      ------        ------        ------         ------         ------
Total dividends and distributions to
   shareholders.........................               (2.42)        (1.68)        (2.58)         (2.31)         (1.07)
                                                      ------        ------        ------         ------         ------
Offering costs on issuance of common stock                --            --            --             --          (0.15)
                                                      ------        ------        ------         ------         ------
Net increase (decrease) in net asset value              2.28          4.66         (2.85)         (1.73)          3.94
Net asset value, beginning of period....               18.04         13.38         16.23          17.96          14.02
                                                      ------        ------        ------         ------         ------
Net asset value, end of period..........              $20.32        $18.04        $13.38         $16.23         $17.96
                                                      ======        ======        ======         ======         ======
Per share market value, end of period...             $18.375       $16.625        $13.00         $16.00         $18.50
Total investment return based on market
   price per share (b)..................              25.68%        42.46%        -1.76%         -1.33%          40.7%(c)
Ratios/Supplemental data:
   Net assets, end of period............         $71,350,629   $63,349,266   $46,993,103    $57,005,082    $63,091,629
   Ratio of total expenses to
       average net assets...............               3.69%(d)      4.41%         5.15%          3.31%          2.81%(d)
   Ratio of operating expenses to
       average net assets...............               1.75%(d)      1.87%         2.00%          1.78%          2.00%(d)
   Ratio of interest expense to
       average net assets...............               1.94%(d)      2.54%         3.15%          1.53%          0.81%(d)
   Ratio of net investment income to
       average net assets...............              11.21%(d)     14.34%        14.45%          7.99%          9.99%(d)
   Portfolio turnover rate..............              71.90%        98.45%         79.7%          21.6%          29.9%
   Bank loan outstanding, end of period.         $20,000,000   $20,000,000   $20,000,000    $20,000,000    $10,000,000
   Interest rate on bank loan, end of period         6.5625%      6.60156%       7.5625%        6.3125%        4.9375%
   Weighted average bank loan...........         $20,000,000   $20,000,000   $20,000,000    $16,876,712    $ 8,202,614
   Weighted average interest rate.......               6.61%(d)      6.96%          7.5%           5.4%           5.2%(d)

----------
(a) For the period October 30, 1992 (commencement of operations) through August 31, 1993.
(b) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(c) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $18.50 per share. This calculation is not annualized.
(d) Annualized.

                 See accompanying notes to financial statements.

                                                                                                                 Page 13

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)

                                                                                  Net Realized Gain
                                                                                  (Loss) & Change in
                                                         Net Investment             Net Unrealized
                                                            Income             Appreciation (Depreciation)
                                                                    Per                           Per
Quarters Ended**                                         Total     Share             Total       Share
-----------------------------------------------------------------------------------------------------------
November 30, 1992*..........................             $  243     $.07             $ (148)     $ (.04)

February 28, 1993...........................              1,530      .44              1,000         .28

May 31, 1993................................              1,378      .39              5,280        1.50

August 31, 1993.............................              1,290      .38              7,537        2.14

November 30, 1993...........................              1,267      .36              4,243        1.21

February 28, 1994...........................              1,146      .33             (1,723)       (.49)

May 31, 1994................................              1,197      .34             (6,897)      (1.97)

August 31, 1994.............................              1,189      .34              1,615         .46

November 30, 1994...........................              1,595      .46             (3,082)       (.88)

February 28, 1995...........................              1,599      .45             (9,960)      (2.83)

May 31, 1995................................              1,744      .49              5,054        1.44

August 31, 1995.............................              1,894      .55                205         .05

November 30, 1995...........................              1,859      .53              1,412         .40

February 29, 1996...........................              1,989      .57              5,477        1.56

May 31, 1996................................              2,070      .58              4,137        1.18

August 31, 1996.............................              1,933      .56              3,379         .96

November 30, 1996...........................              1,978      .56              8,841        2.52

February 28, 1997...........................              1,840      .53              3,833        1.09

 *For the period October 30, 1992 (commencement of operations) through November 30, 1992.
**Totals expressed in thousands of dollars except per share amounts.

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

(left column)

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
LESLIE H. GELB
      President, The Council
      on Foreign Relations
MICHAEL S. HYLAND
      Chairman of the Board;
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc
ALAN H. RAPPAPORT
      President;
      Executive Vice President,
      Oppenheimer & Co., Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      John Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

MICHAEL S. HYLAND
      Chairman of the Board
ALAN H. RAPPAPORT
      President
PETER J. WILBY
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
LAWRENCE H. KAPLAN
      Executive Vice President and General Counsel
ALAN M. MANDEL
      Treasurer
JENNIFER G. MUZZEY
      Secretary
NOEL B. DAUGHERTY
      Assistant Secretary
AMY W. YEUNG
      Assistant Treasurer
LAURIE A. PITTI
      Assistant Treasurer


(right column)

The Emerging Markets Income Fund Inc

      7 World Trade Center
      New York, New York  10048
      1-800-SALOMON (1-800-725-6666)

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT ADVISER
      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York  10281

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EMD
------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Emerging Markets Income Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

(left column)
                 The Emerging Markets
                 Income Fund Inc


                 Semi-Annual Report

                 FEBRUARY 28, 1997


(right column)

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169


----------------------------------------------------------
                      The Emerging Markets Income Fund Inc
                      -------------------------------------------------------